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                                                             EXHIBIT 10(n)(xxiv)



SILICON VALLEY BANK



                           AMENDMENT TO LOAN AGREEMENT



BORROWER:             CALBIOCHEM-NOVABIOCHEM CORPORATION

ADDRESS:              10394 PACIFIC CENTER COURT
                      SAN DIEGO, CALIFORNIA  92121

DATE:                 JUNE 23, 1998


        THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

        The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, as amended by that Amendment to Loan Agreement dated May 27, 1997, as amended by that Amendment to Loan Agreement dated June 27, 1997, as amended by that Amendment to Loan Agreement dated December 22, 1997 and as amended by that Amendment to Loan Agreement dated April 10, 1998 (as so amended and as otherwise amended from time to time, the "Loan Agreement") as follows: (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        1. EXTENDED MATURITY DATE. The Maturity Date as set forth in the section of the Schedule to the Loan Agreement entitled "Maturity Date (Section 5.1), is hereby amended to be "July 1, 2000."

        2. MODIFICATION TO FINANCIAL COVENANT. The Tangible Net Worth financial covenant set forth in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to read as follows:

        "TANGIBLE NET WORTH:   Parent shall maintain a tangible net worth of not
                               less than $31,000,000."

        3. ADDITIONAL PERMITTED INDEBTEDNESS. Without Silicon's prior written consent, notwithstanding any term or provision of the Loan Agreement to the contrary, Borrower may incur additional indebtedness in the aggregate amount of $1,000,000 outstanding at any one time, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default:.

        4. FEE. Borrower shall pay to Silicon a fee in the amount of $12,500, which shall be in addition to interest and to all other amounts payable hereunder, and which shall not be refundable.

        5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.





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        6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

CALBIOCHEM-NOVABIOCHEM CORPORATION         SILICON VALLEY BANK



                                           By /s/ SUSAN BATCHEN
                                              ---------------------------------
                                           Title  Vice President
                                                 -------------------------------


By  /s/ JAMES G. STEWART
   ---------------------------------
   President


By  /s/ ARTHUR E. ROKE
   ---------------------------------
   Secretary



















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                                     CONSENT


        The undersigned guarantors acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranties executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.



CN BIOSCIENCES, INC.                       CALBIOCHEM-NOVABIOCHEM AG



By: /s/ JAMES STEWART                      By:  /s/ STELIOS B. PAPADOPOULOS
   ---------------------------------           ---------------------------------

Title: V.P.                                Title:  Director
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